Expensify

Q1 2026 Earnings


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May 7th, 2026

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Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, future cash flow, projected costs, prospects, plans, objectives of management, expected market growth, and our stock-based compensation estimates, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "may," "will,", "can", "shall," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; geopolitical tensions, including the war in Ukraine and the conflict in Israel, Gaza and surrounding areas; the impact of inflation on us and our members; our borrowing costs, which have and may continue to increase as a result of increases in interest rates; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; any adverse impact on our business operations as a result of using artificial intelligence or other machine learning technologies in our services; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including geopolitical uncertainty and instability, and their effects on software spending; our ability to protect against security incidents, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; the impact of tariffs and global trade disruptions on us, our customers and our vendors, including the impact on inflation, supply chains and consumer sentiment; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net income, adjusted EBITDA, and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States ("GAAP") and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

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Q1 2026 Financials

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Q1 2026

Revenue	Average Paid Members	Total Interchange
$34.0MM	632,000	$5.5MM

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Q1 2026

Operating Cash Flow	Free Cash Flow[1]
$0.1MM	$2.5MM

Net Loss	Non-GAAP Net Income[2]	Adj. EBITDA[3]
$(2.3)MM	$3.6MM	$6.2MM

[1] We define free cash flow as net cash provided by operating activities excluding changes in settlement assets, net and settlement liabilities, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define non-GAAP net income as net loss excluding stock-based compensation expense. Please see appendix for GAAP to Non-GAAP reconciliation.

[3] We define adjusted EBITDA as net loss excluding provision for income taxes, other income, net, depreciation and amortization, and stock-based compensation expense. Please see appendix for GAAP to Non-GAAP reconciliation.

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Free Cash Flow[1]

- Q1 FCF was $2.5MM[2], a decrease of 73% from the same period last year.
  - Q1 had a one time $2.6MM payment related to settling the class action lawsuit. Q1 FCF would have been ~$5MM absent that one time payment.

- We reiterate our FY26 FCF guidance of $6.0MM - $9.0MM[3].

[1] We define free cash flow as net cash provided by operating activities excluding changes in settlement assets, net and settlement liabilities, reduced by the purchases of property and equipment and software development costs.

[2] Please see appendix for GAAP to non-GAAP reconciliation.

[3] The Company does not provide a reconciliation for free cash flow estimates on a forward-looking basis because it is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of net cash used in operating activities and certain reconciling items on a forward-looking basis, which could be significant to the Company's results.

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.

Expensify

Q2 2026 Flash

Monthly Paid Members


800,000
600,000
400,000
200,000
0
7/1/2023
1/1/2024
7/1/2024
1/1/2025
7/1/2025
1/1/2026

April Paid Members

641,000

Denotes April 2026 and April activity from previous years

Note: There can be no assurances that the trends of previous second quarters are representative of future trends.

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Q1 Highlights

Expensify

Q1 Business Highlights

- **BYOC strategy accelerated** – Expensify continued expanding its Bring Your Own Card strategy through bank integrations and partnerships with 10,000+ banks.
- **New strategic partnerships** – Added partnerships with the Institute of Commercial Payments and Kiwibank, and renewed the referral partnership with ANZ Bank.
- **Expanded commercial ecosystem** – Signed new commercial agreements with Campfire ERP and Rillet ERP, plus a new travel integration with American Airlines.
- **Product velocity remained strong** – Shipped 30+ product improvements in Q1 across Home, Insights, Concierge, card controls, expense automation, reporting, and mobile receipt management.

Expensify

Q1 Product Highlights

- **January updates** – Top spender reports, receipt rotation, automatic approval routing, bulk card assignment, bank account sharing, new Expensify Card status labels, and Uber for Business discounts.
- **February updates** – New Home tab, upgraded Insights, Concierge anywhere, merchant rules, itemized receipt rules, and submitter behalf actions, and personal cards in the New Expensify Wallet.
- **March updates** – Accountant-created client workspaces, improved GPS mileage tracking, expanded Insights charts, virtual card controls, mobile receipt cropping, faster report creation, bulk expense selection, inline editing, CSV member imports, and smarter Home tab alerts.

Expensify

Summary

- **The Expensify Card continues to grow:** Interchange revenue derived from the Expensify Card grew to $5.5MM, an increase of 10% as compared to the same period last year.
- **We continue to produce Free Cash Flow[1]:** The company produced $0.1MM of operating cash flow and $2.5MM[2] in free cash flow in Q1 2026.
- **Growth signals returning:** April paid active users ticked up to 641K (vs. Q1 average of 632K), with major AI capabilities launching June 15th and new revenue streams on the horizon, pointing to a potential inflection point.

[1] We define free cash flow as net cash provided by operating activities excluding changes in settlement assets, net and settlement liabilities, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] Please see appendix for GAAP to non-GAAP reconciliation.

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Q&A

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Appendix

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GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Three months ended March 31, 2026 *(unaudited, in thousands)*	Three months ended March 31, 2025 *(unaudited, in thousands)*
Net loss	**$ (2,337)**	**$ (3,169)**
Add:		
Stock-based compensation expense	5,977	7,990
Non-GAAP net income[1]	**$ 3,640**	**$ 4,821**

[1] We define non-GAAP net income as net loss excluding stock-based compensation expense.

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GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended March 31, 2026 *(unaudited, in thousands)*	Three months ended March 31, 2025 *(unaudited, in thousands)*
Net loss	**$ (2,337)**	**$ (3,169)**
Provision for income taxes	536	2,006
Other income, net	(171)	(324)
Depreciation and amortization	2,215	1,943
Stock-based compensation expense	5,977	7,990
Adjusted EBITDA	**$ 6,220**	**$ 8,446**

Note: We define adjusted EBITDA as net loss excluding provision for income taxes, other income, net, depreciation and amortization, and stock-based compensation expense.

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GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Three months ended March 31, 2026 *(unaudited, in thousands)*	Three months ended March 31, 2025 *(unaudited, in thousands)*
Net cash provided by operating activities	**$ 118**	**$ 7,856**
Changes in settlement assets and liabilities		
Settlement assets, net	4,481	5,555
Settlement liabilities	(730)	(3,809)
Less:		
Software development costs	(1,412)	(498)
Free cash flow	**$ 2,457**	**$ 9,104**

Note: We define free cash flow as net cash provided by operating activities excluding changes in settlement assets, net and settlement liabilities, reduced by the purchases of property and equipment and software development costs.

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Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

	Q2 2026		Q3 2026		Q4 2026		Q1 2027	
	Low	High	Low	High	Low	High	Low	High
Cost of revenue, net	$ 1.8	$ 2.6	$ 1.7	$ 2.5	$ 1.7	$ 2.5	$ 1.7	$ 2.5
Research and development	1.5	2.1	1.4	2.0	1.4	2.0	1.3	1.9
General and administrative	0.8	1.2	0.8	1.2	0.8	1.2	0.7	1.1
Sales and marketing	0.6	0.8	0.6	0.8	0.6	0.8	0.6	0.8
Total	**$ 4.7**	**$ 6.7**	**$ 4.5**	**$ 6.5**	**$ 4.5**	**$ 6.5**	**$ 4.3**	**$ 6.3**

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.